SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  May 13, 2003
                Date of Report (Date of earliest event reported)


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                             SOUTHWEST WATER COMPANY

             (Exact name of registrant as specified in its charter)

          Delaware                        0-8176                  95-1840947
(State or other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

       225 North Barranca Avenue                                 91791
               Suite 200                                       (Zip Code)
        West Covina, California
(Address of principal executive offices)

                                 (626) 915-1551
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 9.      Regulation FD Disclosure

         On May 13, 2003, Southwest Water Company (the Company) released information regarding its results of operations for the three-month period ended March 31, 2003. This Form 8-K is being furnished to report information pursuant to Item 9., Regulation FD Disclosure and Item 12., Results of Operations and Financial Condition. The full text of the Company's press release is attached to this report as Exhibit 99.1.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SOUTHWEST WATER COMPANY


Date:    May 13, 2003       By:   /s/ RICHARD J. SHIELDS
                                  ----------------------
                            Name: Richard J. Shields
                           Title: Chief Financial Officer



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EXHIBIT INDEX

Exhibits:
  99.1 Press release of results of operations for the three-month period ended March 31, 2003 of Southwest Water Company, dated May 13, 2003, filed herewith.